Supplement to
Fidelity's Arizona Municipal Funds
October 21, 2002
Prospectus

The following information replaces the similar information found in the "Fee Table" section on page 6.

Shareholder fees (paid by the investor directly)A

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Redemption fee on shares held less than 30 days (as a % of amount redeemed) for Spartan Arizona Municipal Income onlyB	0.50%

A If the fund is your Fidelity brokerage core, you will pay fees charged in connection with certain activity in your Fidelity brokerage account directly from your fund investment. Please see your Fidelity brokerage account materials for additional information.

B A redemption fee may be charged when you sell your shares or if your fund balance falls below the balance minimum for any reason, including solely due to declines in the fund's net asset value per share.

AZI/SPZ-02-03 November 16, 2002
1.713591.110